UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2006
ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600
5500 Interstate North Parkway
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(770) 952-0200 x259

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Press Release
     AssuranceAmerica Corporation announced its unaudited financial results for July 2006 and the seven months ended July 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01      Other Events
     On August 29, 2006, the Company distributed a letter to shareholders and others describing certain unaudited results of the business for the month of July 2006 and the seven months ending July 31, 2006. A copy of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated August 29, 2006, issued by Registrant
99.2	Letter to Shareholders sent August 29, 2006, issued by Registrant
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 1, 2006	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain

Mark H. Hain, Senior Vice President and General Counsel